Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT
This Third Amendment, dated as of April 5, 2019 (this “Amendment”), to the Second Amended and Restated Credit Agreement dated as of January 10, 2017 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, including pursuant to the First Amendment, dated as of January 12, 2018, and the Second Amendment, dated as of January 8, 2019, the “Credit Agreement”), among COLONY CAPITAL OPERATING COMPANY, LLC (the “Parent Borrower”), the Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Parent Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, and the Parent Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS, as permitted by Section 10.1 of the Credit Agreement, the Administrative Agent and the Required Lenders are willing to agree to this Amendment upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.
SECTION 2.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3:

(a)	The cover page of the Credit Agreement is hereby amended by deleting “$1,000,000,000” and inserting in lieu thereof “$750,000,000”.

(b)	Section 1.1 of the Credit Agreement is amended by adding the following new definitions, in appropriate alphabetical order, as follows:
““Applicable Percentage”: at any time (x) during the period from and after the Closing Date and prior to the Initial Revolving Termination Date 100% (or, if at any such time the Consolidated Fixed Charge Coverage Ratio is less than 1.50 to 1.00, 90%) and (y) during the period from and after the Initial Revolving Termination Date when the Parent Borrower has exercised an Extension Option, 90% (or, if at any such time the Consolidated Fixed Charge Coverage Ratio is less than 1.50 to 1.00, 81%).”
““Third Amendment Effective Date”: April 5, 2019.”

(c)	The definition of “Maximum Permitted Increase Amount” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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““Maximum Permitted Increase Amount”: the amount by which (x) 150% of the Total Revolving Commitments in effect on the Third Amendment Effective Date exceeds (y) the Total Revolving Commitments in effect on the Third Amendment Effective Date.”

(d)
The initial clause of the definition of “Maximum Permitted Outstanding Amount” in Section 1.1 of the Credit Agreement, including subclauses (x) and (y) thereof, is hereby amended and restated in its entirety as follows:

““Maximum Permitted Outstanding Amount”: at any time, an amount that is equal to the Applicable Percentage of the sum of:”.

(e)	The definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting in lieu thereof the following:
“The aggregate amount of Revolving Commitments on the Third Amendment Effective Date is $750,000,000.”

(f)	Section 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Parent Borrower to be less than (x) for any fiscal quarter prior to the fiscal quarter ending March 31, 2019, 1.50 to 1.00 or (y) for the fiscal quarter ending March 31, 2019 and any fiscal quarter thereafter, 1.30 to 1.00.”

(g)	Schedule 1.1A of the Credit Agreement is hereby amended and restated in its entirety as set forth in Annex I hereto.
SECTION 3.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Third Amendment Effective Date”):
(a)    The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Parent Borrower and each Lender party hereto (who, for the avoidance of doubt, constitute Required Lenders).
(b)    The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable and documented out-of-pocket fees and expenses of legal counsel), on or before the Third Amendment Effective Date.
(c)    After giving effect to this Amendment (i) no Default or Event of Default shall have occurred and be continuing and (ii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (or, if such representations and warranties are qualified by materiality, in all respects) on and as of such date as if made on and as of such date (except that any representations and warranties which

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expressly relate to an earlier date shall be true and correct in all material respects (or, if such representations and warranties are qualified by materiality, in all respects) as of such earlier date).
(d)    The Administrative Agent shall have received a certificate signed by a duly authorized officer of the Parent Borrower certifying that the conditions specified in clause (c) of this Section 3 have been satisfied as of the Third Amendment Effective Date.
SECTION 4.    Representations and Warranties. On and as of the date hereof, the Parent Borrower hereby confirms, reaffirms and restates that, after giving effect to this Amendment (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of such representations and warranties qualified by materiality, in all respects) on and as of the date hereof as if made on and as of such date (except that any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects (or, in the case of such representations and warranties qualified by materiality, in all respects) as of such earlier date) and (ii) no Default or Event of Default shall have occurred or be continuing on the date hereof.
SECTION 5.    Continuing Effect; No Other Amendments or Consents.
(a)    Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    The Parent Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
SECTION 6.    Expenses. The Parent Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of one counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
SECTION 8.    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each party hereto acknowledges and agrees that its submission of a signature page to this Amendment is irrevocable

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and binding on such party and its respective successors and assigns even if such signature page is submitted prior to the effectiveness of any amendment contained herein.
SECTION 9.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
COLONY CAPITAL OPERATING COMPANY, LLC

By:___/s/ Mark M. Hedstrom___________________
Name: Mark M. Hedstrom
Title: Vice President

COLONY CAPITAL INVESTMENT HOLDCO, LLC

By:_____/s/ Mark M. Hedstrom_________________
Name: Mark M. Hedstrom
Title: Vice President

Signature Page to Third Amendment
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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:__/s/ Matthew Griffith
Name: Matthew Griffith
Title: Executive Director

Signature Page to Third Amendment
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BANK OF AMERICA, N.A., as a Lender

By:____/s/ Dennis Kwan
Name: Dennis Kwan
Title: Senior Vice President

Signature Page to Third Amendment
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BARCLAYS BANK PLC, as a Lender

By:____/s/ Craig Malloy
Name: Craig Malloy
Title: Director

Signature Page to Third Amendment
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MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:____/s/ Cindy Tse
Name: Cindy Tse
Title: Vice President

Signature Page to Third Amendment
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CITIBANK, N.A., as a Lender

By:____/s/ David Bouton
Name: David Bouton
Title: Authorized Signatory

Signature Page to Third Amendment
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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:____/s/ Bill O'Daly
Name: Bill O'Daly
Title: Authorized Signatory
By:____/s/ Marc Zihlmann
Name: Marc Zihlmann
Title: Authorized Signatory

Signature Page to Third Amendment
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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:____/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President
By:____/s/ Ming K Chu
Name: Ming K Chu
Title: Director

Signature Page to Third Amendment
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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:____/s/ Tyrel Regnier
Name: Tyrel Regnier
Title: Assistant Vice President

Signature Page to Third Amendment
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UBS AG, Stamford Branch, as a Lender
By:____/s/ Darlene Arias
Name: Darlene Arias
Title: Director
By:____/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

Signature Page to Third Amendment
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CIT Bank, N.A., as a Lender

By:____/s/ Bryan Cavalier
Name: Bryan Cavalier
Title: Managing Director

Signature Page to Third Amendment
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TAIWAN BUSINESS BANK, as a Lender

By:____/s/ Shenn-Bao Jean
Name: SHENN-BAO JEAN
Title: General Manager

Signature Page to Third Amendment
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Annex I
Schedule 1.1A
Commitments